UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A
(2) Aggregate number of securities to which transaction applies: N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4) Proposed maximum aggregate value of transaction: N/A
Total fee paid: N/A

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

(1) Amount Previously Paid: N/A
(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: N/A
(4) Date filed: N/A

March 7, 2023

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Flux Power Holdings, Inc., or Annual Meeting. We will be conducting the 2023 Annual Meeting as a virtual meeting. The virtual meeting format will allow for greater participation by all of our stockholders, regardless of their geographic location. The Annual Meeting will be held at 10:00 a.m. Pacific Standard Time, on Thursday, April 20, 2023 via a live webcast on the internet.

You may attend the Annual Meeting, submit questions, and vote via the Internet at the following website address: https://agm.issuerdirect.com/flux by entering the 16-digit control number included on your Notice of Internet Availability, your proxy card or in the instructions that accompanied your proxy materials.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which contains important business and financial information regarding the Company.

Thank you for your continuing support.

Sincerely,

/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Chairman, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number, or (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 20, 2023: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT www.iproxydirect.com/FLUX

2685 S. Melrose Drive

Vista, California 92081

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on THURSDAY, April 20, 2023

Time and Date:	Thursday, April 20, 2023 at 10:00 a.m. Pacific Standard Time

Place:	Virtually online at https://agm.issuerdirect.com/flux

Items of Business:	The foregoing items of business as more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan;

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023; and

4.	To conduct any other business properly brought before the Annual Meeting.

Record Date:	The record date for the Annual Meeting is March 6, 2023. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one (1) vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (877) 505-3589 or contact our transfer agent, Issuer Direct Corporation, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

This notice of the Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about March 9, 2023.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Date: March 7, 2023	By Order of the Board of Directors

/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Chairman, Chief Executive Officer and President

FLUX POWER HOLDINGS, INC.

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

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2685 S. Melrose Drive

Vista, California 92081

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Flux Power Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually https://agm.issuerdirect.com/flux on Thursday, April 20, 2023 at 10:00 a.m. Pacific Standard Time. This year’s Annual Meeting will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on Thursday, April 20, 2023

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record on March 6, 2023. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our stockholders on or about March 9, 2023.

Stockholders will have the ability to access the proxy materials or may request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at www.iproxydirect.com/FLUX, or call (866) 752-VOTE (8683), or fax request to (202) 521-3464 or send email to proxy@issuerdirect.com.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access and vote the form of proxy; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to www.iproxydirect.com/FLUX or call (866) 752-VOTE (8683), or fax request to (202) 521-3464 or send email to proxy@issuerdirect.com.

HOW DO I ATTEND THE VIRTUAL MEETING?

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted online. To participate in the virtual meeting, visit https://agm.issuerdirect.com/flux (“Annual Meeting Website”) and enter the control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten (10) days prior to the Annual Meeting for any purpose germane to the meeting at our corporate headquarters at 2685 S. Melrose Drive, Vista, California 92081. The stockholder list will also be available to registered stockholders during the Annual Meeting upon written request submitted by the registered stockholder at the Annual Meeting Website.

To participate in the Annual Meeting, you will need the 16-digit control number found on your Internet Notice, your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

WILL I BE ABLE TO ASK QUESTIONS AT THE MEETING?

You will be able to submit written questions during the Annual Meeting by following the instructions that will be available on the Annual Meeting Website during the Annual Meeting. Only questions pertinent to meeting matters or the Company will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will be asked to take action on the following matters:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leaves office;

2.	To approve the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan (the “2023 Employee Stock Purchase Plan”);

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023; and

4.	To conduct any other business properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on March 6, 2023 (the “Record Date”) will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the Record Date 16,029,478 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

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Each share of our common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.

●	Stockholder of Record: Shares Registered in Your Name. If, on March 6, 2023, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on March 6, 2023, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 16,029,478 shares of common stock outstanding and entitled to vote. At least 8,014,740  shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 3 - Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 3.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. Proposal 1 - Election of Directors, and Proposal 2-Approval of the 2023 Employee Stock Purchase Plan are considered non-routine matters, and therefore in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 - the election of five (5) directors, requires a plurality of the votes cast to elect a director. The five (5) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2- the approval of the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan will be approved if the votes cast “FOR” the proposal exceeds those cast against the proposal. Only votes “FOR” will affect the outcome. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect on the outcome of Proposal 2.

●	Proposal 3- the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm will be approved if there the votes cast “FOR” the proposal exceeds those cast against the proposal. Abstentions will have the same effect as a vote “Against” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE AT THE ANNUAL MEETING - if you would like to vote at the Annual Meeting, please follow the instructions that will be available at https://agm.issuerdirect.com/flux during the Annual Meeting;

●	VOTE BY MAIL IN ADVANCE OF THE ANNUAL MEETING - if you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card: or

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING - if you would like to vote in advance of the Annual Meeting by phone please call (866) 752-VOTE (8683) or follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

If you submit your vote by fax or mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

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WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE?

If you receive more than one Internet Notice or proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the election of the five nominees for directors named in this proxy statement;

2.	“FOR” the approval of the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan;

3.	“FOR” the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

2.	Signing and delivering another properly completed proxy card with a later date pursuant instructions on the proxy card.

3.	Voting again via internet or by telephone no later than 10 a.m. Pacific Time on April 20, 2023.

4.	Attending the Annual Meeting and vote at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Flux Power Holdings, Inc.
Attn: Charles A. Scheiwe, Corporate Secretary
2685 S. Melrose Drive
Vista, California 92081

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Annual Meeting.

ARE THERE ANY Interest of Officers and Directors in Matters to Be Acted Upon?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors or a director.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers, and employees. Any waivers of any provision of this Code for our directors or officers may be granted only by our board of directors, or also Board, or a committee appointed by our board of directors. Any waivers of any provisions of this Code for an employee or a representative may be granted only by our chief executive officer or principal accounting officer.

We have filed a copy of the Code with the SEC and have made it available on our website at https://www.fluxpower.com/corporate-governance. In addition, we will provide any person, without charge, a copy of this Code. Requests for a copy of the Code may be made by writing to the Company: c/o Corporate Secretary, Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code by posting such information on our website.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors (“Board”) recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chairman of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders.

On September 10, 2021, the Board adopted the Lead Independent Director Guidelines (“Guidelines.). The Guidelines provide that when the positions of Chief Executive Officer and Chairman of the Board are combined or the Chairman is not an independent director, the independent directors will appoint a lead independent director to serve with the authority and responsibility described in such Guidelines, and as the Board and/or the independent directors may determine from time to time. The Guidelines are available on our website at www.fluxpower.com.

Mr. Dutt currently holds the Chairman and Chief Executive Officer roles. Mr. Robinette currently serves as the Lead Independent Director elected by the majority of the Board on September 10, 2021. The responsibilities of the Lead Independent Director include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) working with the Chairman of the Board to approve the agenda and meeting schedules for the Board; (iii) working with the Chairman of the Board as to the quality, quantity and timeliness of the information provided to directors; (iv) in consultation with the Nominating and Governance Committee reviewing and reporting on the results of the Board and Committee performance self-evaluations; (v) calling additional meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

We believe the current leadership structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director, best serves the Company and its stockholders at this time. Mr. Robinette possesses understanding and knowledge of the business and affairs of the Company and has the ability to devote a substantial amount of time to serve in this capacity. In addition, we believe having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability to our stockholders and customers. This enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. The Board believes the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with a majority the Board being composed of independent directors, allow it to maintain effective oversight of management. We believe that the combination of the Chairman and Chief Executive Officer roles is appropriate in the current circumstances and, based on the relevant facts and circumstances, separation of these offices would not serve our best interests and the best interests of our stockholders at this time.

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In addition, our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees is informed by reports from our management teams to provide visibility to our Board about the identification, assessment and management of key risks, and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our audit committee has primary responsibility for overseeing our major financial and accounting risk exposures, and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our compensation committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our nominating and corporate governance committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Board Composition, Committees and Independence

Under the rules of NASDAQ, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Ms. Walters-Hoffert, Dr . Bo-Linn, and Mr. Robinette are independent directors as defined in the listing standards of NASDAQ and SEC rules and regulations. A majority of our directors are independent, as required under applicable NASDAQ rules. As required under applicable NASDAQ rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The composition and responsibilities of each of the committees is described below.

Audit Committee

The Audit Committee of the Board of Directors currently consists of three independent directors of which at least one, the Chairperson of the Audit Committee, qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Ms. Walters-Hoffert is the Chairperson of the Audit Committee and financial expert. Dr. Bo-Linn and Mr. Robinette are the other directors who are members of the Audit Committee. The Audit Committee’s duties are to recommend to our Board of Directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. Our Audit Committee operates under a written charter, which is available on our website at www.fluxpower.com.

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Compensation Committee

The Compensation Committee currently consists of three independent directors. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board stock option grants or other incentive equity awards for our executive officers. Mr. Robinette is the Chairperson of the Compensation Committee, and Ms. Walters-Hoffert and Dr. Bo-Linn are members of the Compensation Committee. Each of the members of our Compensation Committee are independent under NASDAQ’s independence standards for compensation committee members. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation of other executive officers. The Compensation Committee seeks input on certain compensation policies from the chief executive officer. Our Compensation Committee operates under a written charter, which is available on our website at www.fluxpower.com.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of three independent directors. The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees of the Board. Dr. Bo-Linn is the Chairperson of the Nominating and Governance Committee. Ms. Walters-Hoffert and Mr. Robinette are members of the Nominating and Governance Committee. Each of the members of our Nominating and Governance Committee is independent under NASDAQ’s independence standards. The Nominating and Governance Committee operates under a written charter, which is available on our website at www.fluxpower.com.

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our business. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Board and Committee Meetings and Attendance

Our Board and audit committee meet regularly throughout the year, and also hold special meetings and act by written consent. During fiscal year ended June 30, 2022, or Fiscal 2022: (i) our Board met 10 times; (ii) our Audit Committee met 4 times; (iii) our Compensation Committee met 3 times; and (iv) our Nominating and Corporate Governance Committee met 3 times. During Fiscal 2022, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Executive Sessions

The independent directors meet in executive sessions without management present. The independent directors met 10 times in such sessions during Fiscal 2022.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is:

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Flux Power Holdings, Inc.

Attn: Charles A. Scheiwe, Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

The nominating and corporate governance committee, or governance committee, is responsible for recommending to the board of directors the nominees for election to our board of directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our board of directors. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our board of directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The nominating and corporate governance committee then recommends candidates to the full board, with the full board of directors selecting the candidates to be nominated for election by the stockholders or to be appointed by the board of directors to fill a vacancy.

The nominating and corporate governance committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth in section titled “Stockholder Proposals for the 2024 Annual Meeting.”

Director Qualifications

In accordance with its charter, the nominating and corporate governance committee develops and recommends to our board of directors appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our board of directors and, if appropriate, recommends changes to such criteria.

Board Diversity

Our board of directors seeks members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Our board of directors does not have a formal policy with respect to diversity and inclusion, but is in process of establishing a policy on diversity. Diversity of experience, expertise and viewpoints is one of many factors the nominating and corporate governance committee considers when recommending director nominees to our board of directors. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Our board of directors also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our company.

We believe that our current board composition reflects our commitment to diversity in the areas of gender and professional background.

Board Diversity Matrix (as of March 6, 2023)

Total Number of Directors		5
	Female		Male
Part I: Gender Identity
Directors	2		3
Part II: Demographic Background
Asian	1		0
White	1		3

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors, or Board, has the authority to fix the number of director seats on our Board and, effective as of the date of the Annual Meeting of Stockholders, or Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Amended and Restated Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings. At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers. There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

The following sets forth the persons nominated by the board of directors for election and certain information with respect to those individuals:

Director Nominee	Age	Position	Director Since
Ronald F. Dutt	76	Director, Chief Executive Officer and President	2014
Michael Johnson	74	Director	2012
Lisa Walters-Hoffert(1)(2)	64	Director	2019
Dale Robinette(1)(3)	58	Director	2019
Cheemin Bo-Linn(1)(4)	69	Director	2022

(1)	Independent Director
(2)	Chairperson of the Audit Committee, Member of Compensation Committee, Member of Governance Committee
(3)	Chairperson of the Compensation Committee, Member of Audit Committee, Member of Governance Committee
(4)	Chairperson of the Governance Committee, Member of Audit Committee, Member of Compensation Committee

Biographies of Nominees

Ronald F. Dutt, Chairman, Chief Executive Officer, President, and Director. Mr. Dutt has been our chief executive officer, former interim chief financial officer and director since March 19, 2014. He became our chairman on June 28, 2019. On September 19, 2017, he was also appointed as our president, chief financial officer and corporate secretary. He resigned as chief financial officer and corporate secretary as of December 16, 2018. Previously, he was our chief financial officer since December 7, 2012, and our interim chief executive officer since June 28, 2013. Mr. Dutt has served as the Company’s interim corporate secretary since June 28, 2013. Prior to Flux Power, Mr. Dutt provided chief financial officer and chief operating officer consulting services during 2008 through 2012. In this capacity Mr. Dutt provided financial consulting, including strategic business modeling and managed operations. Prior to 2008, Mr. Dutt served in several capacities as executive vice president, chief financial officer and treasurer for various public and private companies including SOLA International, Directed Electronics, Fritz Companies, DHL Americas, Aptera Motors, Inc., and Visa International. Mr. Dutt holds an MBA in Finance from University of Washington and an undergraduate degree in Chemistry from the University of North Carolina. Additionally, Mr. Dutt served in the United States Navy and received an honorable discharge as a Lieutenant.

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Michael Johnson, Director. Mr. Johnson has been our director since July 12, 2012. Mr. Johnson has been a director of Flux Power since it was incorporated. Since 2002, Mr. Johnson has been a director and the chief executive officer of Esenjay Petroleum Corporation (Esenjay Petroleum), a Delaware company located in Corpus Christi, Texas, which is engaged in the business oil exploration and production. Mr. Johnson’s primary responsibility at Esenjay Petroleum is to manage the business and company as chief executive officer. Mr. Johnson is a director and beneficial owner of Esenjay Investments LLC, a Delaware limited liability company engaged in the business of investing in companies, and an affiliate of the Company owning approximately 27.5% of our outstanding shares, including common stock underlying options, and warrants that were exercisable or convertible or which would become exercisable or convertible within sixty (60) days. As a result of Mr. Johnson’s leadership and business experience, he is an industry expert in the natural gas exploration industry and brings a wealth of management and successful company building experience to the board. Mr. Johnson received a Bachelor of Science degree in mechanical engineering from the University of Southwestern Louisiana.

Lisa Walters-Hoffert, Director. Ms. Walters-Hoffert was appointed to our Board on June 28, 2019. Ms. Walters-Hoffert was a co-founder of Daré Bioscience, Inc. and following the company’s merger with Cerulean Pharma, Inc. in July of 2017, became Chief Financial Officer of the surviving public company (NASDAQ: DARE). For over twenty-five (25) years, Ms. Walters-Hoffert was an investment banker focused on small-cap public companies in the technology and life science sectors. From 2003 to 2015, Ms. Walters-Hoffert worked at Roth Capital Partners as Managing Director in the Investment Banking Division. Ms. Walters-Hoffert has held various positions in the corporate finance and investment banking divisions of Citicorp Securities in San José, Costa Rica and Oppenheimer & Co, Inc. in New York City, New York. Ms. Walters-Hoffert has served as a member of the Board of Directors of the San Diego Venture Group, as Past Chair of the UCSD Librarian’s Advisory Board, and as Past Chair of the Board of Directors of Planned Parenthood of the Pacific Southwest. Ms. Walters-Hoffert currently serves as a member of the Board of Directors of The Elementary Institute of Science in San Diego. Ms. Walters-Hoffert graduated magna cum laude from Duke University with a B.S. in Management Sciences. As a senior financial executive with over twenty-five years of experience in investment banking and corporate finance and based on Ms. Walters-Hoffert’s expertise in audit, compliance, valuation, equity finance, mergers, and corporate strategy, the Company believes Ms. Walters-Hoffert is qualified to be on the Board.

Dale T. Robinette, Director. Mr. Robinette was appointed to our Board on June 28, 2019 and our lead independent director on September 10, 2021. Mr. Robinette has been a CEO Coach and Master Chair since 2013 as an independent contractor to Vistage Worldwide, Inc., an executive coaching company. In addition, since 2013 Mr. Robinette has been providing business consulting related to top-line growth and bottom-line improvement through his company EPIQ Development. From 2013 to 2019, Mr. Robinette was the Founder and CEO of EPIQ Space, a marketing website for the satellite industry, a member-based community of suppliers promoting their offerings. Mr. Robinette was with Peregrine Semiconductor, Inc., a manufacturer of high-performance RF CMOS integrated circuits, from 2007 to 2013 in two roles as a Director of Worldwide Sales as well as the Director of the High Reliability Business Unit. Mr. Robinette started his career from 1991 to 2007 at Tyco Electronics Ltd. (known today as TE Connectivity Ltd.), a passive electronics manufacturer, in various sales, sales leadership and product development leadership roles. Mr. Robinette received a Bachelor of Science degree in Business Administration, Marketing from San Diego State University. Based on the above qualifications, the Company believes Mr. Robinette is qualified to be on the Board.

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Cheemin Bo-Linn, Director. Dr. Bo-Linn was appointed to the Board of Directors on January 14, 2022. She was the Chief Executive Officer of Peritus Partners, Inc., a global business valuation accelerator and information technology operations and consulting company from February 2008 through 2022. Dr. Bo-Linn currently serves as a director of Kore Wireless (NYSE:KORE), a company specializing in wireless IoT Internet of Things (“IoT”) connectivity technology since October 2021. Dr. Bo-Linn has held various executive corporate C-suite leadership roles in multiple companies and former Vice-President of IBM Corporation. She has been previously elected to the board of directors of multiple private and midcap public companies in e-commerce, manufacturing and distribution, technology, lithium, telecommunications, healthcare, software, and marketing. Her board experience includes Lead Independent Director, and Chair of all major committees (Audit, Governance, Compensation) and Chair of Tech/Cybersecurity, and Sustainability. Dr. Bo-Linn holds a Doctor of Education in “Computer-based Management Information Systems and Organizational Change” from the University of Houston. She was named one of the “Top 50 Directors” by the National Association of Corporate Directors and inducted into the Hall of Fame for Women in Technology. The Board believes that Dr. Bo-Linn’s extensive executive management and board experience in private and public companies qualifies her to serve on the Board of Directors.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Director Compensation

Director Compensation Table

Our directors have received compensation in the form of cash and equity grant for their services on the Board. Below is summary of compensation accrued or paid to our non-executive directors during Fiscal 2022 and fiscal year ended June 30, 2021 (“Fiscal 2021”). Mr. Dutt, our chief executive officer and president, received no compensation for his service as a director and is not included in the table. The compensation Mr. Dutt receives as an employee of the Company is included in the section titled “Executive Compensation.”

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)

Lisa Walters-Hoffert	2022	$57,500	50,000	$-	-	$107,500
	2021	58,125	50,000	-	-	108,125

Dale Robinette	2022	$65,000	50,000	$-	-	$115,000
	2021	55,625	50,000	-	-	105,625

John A. Cosentino Jr.(4)	2022	$41,250	-	$-	-	$41,250
	2021	55,000	50,000	-	-	105,000

Michael Johnson	2022	$50,000	50,000	$-	-	$100,000
	2021	42,500	50,000	-	-	92,500

Cheemin Bo-Linn (1)	2022	$27,500	50,000	$-	-	$77,500
	2021	-	-	-	-	-

(1)	Ms. Bo-Linn joined our board of directors on January 14, 2022.
(2)	Represent the fair value of the RSUs granted using the volume weighted average price of the ten days of trading prior to grant date.
(3)	The amounts shown in this column represent the full grant date fair value of the award granted, excluding any as computed in accordance with Financial Accounting Standards Board (“FASB”).
(4)	Mr. Cosentino resigned as our director on March 1, 2022.

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The following table shows the aggregate number of vested stock options held by our non-employee directors as of June 30, 2022 and June 30, 2021:

Name	Year	Vested Stock Options

Lisa Walters-Hoffert	2022	3,948
	2021	2,467

Dale Robinette	2022	3,948
	2021	2,467

John A. Cosentino Jr.(1)	2022	-
	2021	1,740

Michael Johnson	2022	12,948
	2021	10,904

Cheemin Bo-Linn (2)	2022	-
	2021	-

(1)	Mr. Cosentino resigned as our director on March 1, 2022.
(2)	Ms. Bo-Linn joined our board of directors on January 14, 2022.

Compensation of Non-Executive Directors

In December 2020, pursuant to the recommendation and advice of the Compensation Committee, the Board approved the annual compensation package for non-executive directors of the Company for calendar year 2021, as follows:

	Independent Non-Executive Director	Position	Base Retainer	Chair Fee	Total Comp

Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500	$57,500
Dale Robinette	X	Compensation Chair	$50,000	$5,000	$55,000
John A. Cosentino Jr.	X	Governance Chair	$50,000	$5,000	$55,000
Michael Johnson		Board Member	$50,000	$-	$50,000

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On January 14, 2022, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for calendar year 2022, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)		Lead Independent Director (cash)

Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500		$-
Dale Robinette	X	Compensation Chair	$50,000	$5,000		$20,000
John A. Cosentino Jr.(1)	X	Governance Chair	$50,000	$5,000	(1)	$-
Cheemin Bo-Linn (2)	X	Board Member	$50,000	$-		$-
Michael Johnson		Board Member	$50,000	$-		$-

(1) Mr. Cosentino resigned as our director on March 1, 2022. As appreciation for Mr. Cosentino’s board services, the Board approved to (i) accelerate the vesting of the following securities the Board granted in connection with his board services: 435 unvested options and 4,578 restricted stock awards, and (iii) pay his board fees for 3rd quarter of Fiscal 2022.

(2) Dr. Bo-Linn was appointed as Chairperson of the Governance Committee on March 3, 2022. For Dr. Bo-Linn’s services as Chairperson, she was entitled to Chair Fee of $5,000 for calendar year 2022.

Equity Component of Non-Executive Director Compensation

In addition, our directors are eligible to receive an annual equity grant of restricted stock units, or RSUs, or stock options, pursuant to our Equity Incentive Plans, which terms are determined at the time of grant. Pursuant to grants approved by our Board at the recommendation of the Compensation Committee in April 2021 and 2022, our non-executive directors were granted RSUs under the 2014 Plan. The number of RSUs granted to each non-executive director was equal to the amount of $50,000 divided by the fair market value of the RSUs, with all RSUs subject to vesting restrictions. The fair market value of the RSUs was determined by applying a 10-day volume weighted average stock price prior to the grant issuance date.

In April 2021, each of our non-executive directors were granted 4,578 RSUs, of which 1/3 of the RSUs vested on April 29, 2022, and each subsequent 1/3 to vest every twelve (12) months thereafter until fully vested. In April 2022, each of our non-executive directors were granted 17,793 RSUs which are subject to fully vest on April 28, 2023. In addition, in August 2022, as compensation for board services provided during the last quarter of Fiscal 2022, Ms. Bo-Linn was granted 5,034 RSUs, of which 1/3 vested immediately, each of the remaining 1/3 of the RSUs will vest on April 29, 2023, and April 29, 2024. Ms. Bo-Linn’s s grant was consistent with the standard equity component of Non-Executive Director Compensation Package as approved by the Board.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Amended and Restated Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

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PROPOSAL 2

APPROVAL OF THE FLUX POWER HOLDINGS, INC. 2023 EMPLOYEE STOCK PURCHASE PLAN

General

At the Annual Meeting, stockholders will be asked to approve the adoption of our 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP was adopted by our Board of Directors on March 6, 2023 and will become effective upon receiving stockholder approval at our Annual Meeting (the “Effective Date”).

The purpose of the ESPP is to enable eligible employees of the Company and certain of its subsidiaries (a “Participating Subsidiary”) to use payroll deductions to purchase shares of our Common Stock and thereby acquire an ownership interest in the Company. The ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code.

The maximum aggregate number of shares of our Common Stock that have been reserved as authorized for the grant of options under the ESPP will be 350,000 (the “ESPP Share Pool”), subject to adjustment as provided for in the ESPP. The ESPP Share Pool represents approximately 2.2% of the total number of shares of our Common Stock outstanding as of March 6, 2023. The Board of Directors believes that the ESPP will encourage additional employee stock ownership and thereby better align the interests of employees with long-term stockholders. Stockholders are urged to read the ESPP in its entirety.

The full text of the ESPP is set forth in Appendix A. The following description of certain features of the ESPP is qualified in its entirety by reference to the full text of the ESPP.

Summary of the ESPP

Administration.

The ESPP will be administered by a committee of one or more members of the Board of Directors to whom authority has been delegated by the Board of Directors (the “Committee”), which will have the Plan authority to construe and interpret the ESPP, prescribe, amend and rescind rules relating to the ESPP’s administration and take any other actions necessary or desirable for the administration of the ESPP, including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code, and otherwise do all things necessary or appropriate to carry out the purposes of the ESPP. In the absence of the appointment of members of the Board of Directors to the Committee, the Board will be the Committee. The Committee may delegate its authority under the ESPP to a subcommittee comprised of one or more of its members, to members of our Board of Directors, or to officers or employees of the Company to the extent permitted by law. The Committee retains the authority to concurrently administer the ESPP with any designated subcommittee.

Shares Reserved for the ESPP.

As noted above, the ESPP Share Pool consists of up to 350,000 shares of our Common Stock as authorized under the ESPP, subject to adjustment, as described under “Adjustments” in this section. Shares delivered upon exercise of options under the ESPP may be either shares of authorized but unissued Common Stock, treasury stock, or Common Stock acquired in an open-market transaction.

The number of shares of Common Stock which a Participant may purchase in an offering under the ESPP may be reduced if such offering is over-subscribed. No option granted under the ESPP shall permit a participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other participants in such offering would exceed the total number of shares of Common Stock remaining available under the ESPP. If the Committee determines that, on a particular purchase date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the ESPP, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

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Adjustments.

In the event of any change in our outstanding Common Stock by reason of a dividend or distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, split-up, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock, the number of shares and class of Common Stock that may be delivered under the ESPP, the purchase price per share and the number of shares of Common Stock covered by each outstanding option under the ESPP, and the numerical limits of the ESPP will be appropriately adjusted by the Committee, in a manner the Committee deems equitable, and such adjustments will be final, binding and conclusive.

Dissolution or Liquidation.

Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new purchase date, which will be before the date of the proposed dissolution or liquidation, and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The Committee will provide each participant with written notice of the new purchase date and that the participant’s option will be exercised automatically on such date, unless before such time, the participant has withdrawn from the offering.

Eligibility.

Participation in the ESPP will be limited to employees (as defined in the ESPP) of the Company or a Participating Subsidiary who (i) has been employed by the Company or a Participating Subsidiary for at least 90 days and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees. Under the ESPP, Participating Subsidiaries include any subsidiary (within the meaning of Section 424(f) of the Internal Revenue Code) of the Company that has been designated by the Committee as eligible to participate in the ESPP, and such other subsidiaries that may be designated by the Committee from time to time in its sole discretion, including, but not limited to, Flux Power, Inc. a California corporation

Unless otherwise determined by the Committee, any individual who is an eligible employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Internal Revenue Code. However, no eligible employee may be granted an option under the ESPP if (i) immediately after the option is granted, the eligible employee would own (or, under applicable statutory attribution rules, would be deemed to own) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Internal Revenue Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock for each calendar year in which such options is outstanding at any time. In addition, eligible employees who are citizens or residents of a foreign jurisdiction will not be eligible to participate in the ESPP if the grant of an option under the plan is prohibited under the laws of the foreign jurisdiction or compliance with the laws of the foreign jurisdiction would cause the plan to violate the requirements of Section 423 of the Internal Revenue Code. The Committee may establish additional eligibility requirements for Offering Periods that have not yet commenced that are not inconsistent with Section 423 of the Internal Revenue Code.

As of March 6, 2023, approximately 120 employees would be eligible to participate in the ESPP, including all of our executive officers.

General Terms of Participation.

●	Offering Periods. The ESPP allows eligible employees to purchase up to 1,500 shares of our Common Stock during certain Offering Periods, which generally will consist of successive six-month periods commencing on or around April 1 and October 1 of each year (or such other times as determined by the Committee), and ending on the last business day of each six-month period, anticipated to be on or around September 30 and March 31, as applicable, of each year. The Committee also has the authority to change the duration, frequency, start and end dates of the Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months). If the ESPP is approved at the Annual Meeting, the first Offering Period under the plan will commence on or around April 1, 2023 (or the Effective Date, if later) and end on or around September 30, 2023.

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●

Participation. Participation in the ESPP is voluntary. An eligible employee may elect to participate in the ESPP by properly completing an enrollment form in accordance with the enrollment procedures established by the Committee. By submitting an enrollment form, the eligible employee authorizes payroll deductions in an amount equal to at least 1%, but not more than 15% (or such maximum percentage as the Committee may establish from time to time before an Offering Period begins) of the eligible employee’s compensation on each pay day occurring during an Offering Period. An eligible employee’s compensation includes base salary, wages, annual bonuses and commissions paid to an eligible employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards. Payroll deductions shall commence on the first payroll date following the first trading day of each Offering Period (an offering date) and end on the last payroll date on or before the last trading day of each Offering Period (a purchase date).

During an Offering Period, a participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the participant must submit a new enrollment form authorizing the new rate of payroll deductions at least fifteen (15) days before the purchase date of such Offering Period. A participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new enrollment form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period. No interest shall accrue on or be payable with respect to the payroll deductions of a participant or any amounts returned to or for the benefit of a participant.

The deduction rate selected shall remain in effect for subsequent Offering Periods unless the participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions, (ii) withdraws from the ESPP, or (iii) terminates employment or otherwise becomes ineligible to participate in the ESPP.

Participants will be provided with statements at least annually which shall set forth the contributions made by the participant to the ESPP, the purchase price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the participant’s notional account.

●	Grant of Option. On each offering date, each participant in the applicable Offering Period shall be granted an option to purchase, on the purchase date, a number of shares of our Common Stock determined by dividing the participant’s accumulated payroll deductions by the applicable purchase price of our Common Stock, provided, however, that in no event shall any participant purchase more than 1,500 shares of Common Stock during an Offering Period.

●	Purchase Price. The purchase price of our Common Stock means an amount equal to the lesser of (i) eighty-five percent (85%) of the fair market value of a share of our Common Stock on the offering date or (ii) eighty-five percent (85%) of the fair market value of a share of our Common Stock on the purchase date; provided, that, the purchase price per share of our Common Stock will in no event be less than the par value of our Common Stock.

●	Termination of Employment; Change in Employment Status. Upon termination of a participant’s employment for any reason, including death, disability or retirement, or a change in a participant’s employment status following which the participant is no longer an eligible employee, which in either case occurs at least thirty (30) days before the purchase date, such participant will be deemed to have withdrawn from the ESPP and the payroll deductions in the participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the participant, or in the case of the participant’s death, to the person(s) entitled to such amounts, and the participant’s option shall be automatically terminated. If the participant’s termination of employment or change in status occurs within thirty (30) days before a purchase date, the accumulated payroll deductions shall be used to purchase shares on the purchase date.

●

Stockholder Rights. A participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such participant becomes a shareholder. A participant will only become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the ESPP when the shares are transferred to the participant’s ESPP share account.

Application of Funds. All payroll deductions received or held by the Company pursuant to the ESPP may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

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Transferability.

No payroll deductions credited to a participant of the ESPP, nor any rights with respect to the exercise of an option or any rights to receive Common Stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in the ESPP) by a participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

Designation of Beneficiary.

The Company may, but is not obligated to, (i) permit a participant to designate a beneficiary who will receive any shares of Common Stock and/or contributions from the participant’s account under the ESPP if the participant dies before such shares and/or contributions are delivered to the participant, and (ii) permit the participant to change such designation of beneficiary. In the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or contributions to the executor or administrator of the estate of the participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or contributions without interest (unless the payment of interest is otherwise required by applicable law), to the participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Amendment and Termination of the ESPP.

The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. However, except for adjustments, stockholder approval will be required for any amendment of the ESPP for which stockholder approval is required by applicable law. If the ESPP is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next purchase date (which may be accelerated in the discretion of the Committee) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to participants (without interest, except as otherwise required by applicable law) as soon as administratively practicable.

Effective Date and Term.

If the ESPP is approved by stockholders at the Annual Meeting, the ESPP will become effective on the Effective Date, and shall have a term of ten (10) years. If the ESPP is approved at the Annual Meeting, the first Offering Period under the plan will commence on April 1, 2023 (or the Effective Date, if later) and end on September 30, 2023.

Corporate Transactions.

In the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Internal Revenue Code (a “Corporate Transaction”), each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of such successor corporation.

If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new purchase date on which the Offering Period will end, which will occur before the date of the Corporate Transaction. Prior to the new purchase date, the Committee will provide each participant with written notice of the new purchase date and that the participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the offering.

New Plan Benefits.

Benefits and purchases of shares of our Common Stock under the ESPP depend on elections made by eligible employees and the fair market value of our Common Stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by executive officers and other eligible employees in the future under the ESPP. As described above, no eligible employee may purchase shares under the ESPP at a rate that exceeds $25,000 in fair market value in any calendar year.

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U.S. Federal Income Tax Consequences Relating to the ESPP

The following is a summary of certain material federal income tax consequences associated with the grant and exercise of options under the ESPP under current federal tax laws and certain other tax considerations associated with options under the ESPP. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of the shares of our Common Stock purchased under the ESPP (ESPP Shares). Upon such sale or disposition, the employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the ESPP Shares.

●	If the ESPP Shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the Offering Period in which they were purchased, or upon the employee’s death while owning the ESPP Shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to 15% of the fair market value of the ESPP Shares on the first day of the Offering Period (or such other percentage equal to the applicable purchase price discount), and (ii) the excess of the sale price of the ESPP Shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP Shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the ESPP Shares.

●	If the ESPP Shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the ESPP Shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the ESPP Shares on the date the ESPP Shares were purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the ESPP Shares.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of ESPP Shares prior to the expiration of the holding periods described above.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of our independent registered public accounting firm. The audit committee has selected and retained the public accounting firm of Baker Tilly US, LLP (“Baker Tilly”) as independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2023. Although the audit committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our Amended and Restated Bylaws, the board of directors is submitting the selection of Baker Tilly to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Baker Tilly. In the event our stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

The Company has been advised by Baker Tilly that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of Baker Tilly is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Independent Auditor

For the years ended June 30, 2022 and 2021, the Company’s independent public accounting firm was Baker Tilly US, LLP.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the years ended June 30, 2022 and 2021 are as follows:

	2022	2021
Audit fees(1)	$131,000	$107,000
Audit related fees(2)	22,000	103,000
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$153,000	$210,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	Baker Tilly US, LLP did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended June 30, 2022 or 2021.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Flux Power Holdings, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2022, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2022. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2022, Baker Tilly US, LLP (“Baker Tilly”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Baker Tilly to review the financial statements for the fiscal year ended June 30, 2022. The Audit Committee discussed with a representative of Baker Tilly applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Baker Tilly, with and without management present, to discuss the overall scope of Baker Tilly’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Baker Tilly required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Baker Tilly its independence and satisfied itself as to the independence of Baker Tilly.

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Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2022 be included in the Company’s Annual Report on Form 10-K filed with the SEC on September 28, 2022.

The Audit Committee of the Board of Directors:

/s/ Lisa Walters-Hoffert, Chair
/s/ Dale Robinette
/s/ Cheemin Bo-Linn

Vote Required

The ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending June 30, 2023 requires the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 3. Abstentions will have the same effect as a vote “Against” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

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EXECUTIVE OFFICERS

The following table set forth the names and ages of our executive officers as of March 6, 2023.

Name	Age	Position	Executive Officer Since
Ronald F. Dutt	76	Director, Chief Executive Officer and President	2012
Charles A. Scheiwe	56	Chief Financial Officer and Secretary	2018
Jeffrey C. Mason(1)	52	Vice President of Operations	2022

(1)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.

Below is the biography of each executive officer. Mr. Dutt’s biography is provided under “Proposal 1- Election of Directors.”

Charles A. Scheiwe, Chief Financial Officer and Secretary. Mr. Scheiwe joined the Company in July of 2018 and has been acting as the Company’s Controller since July 9, 2018. He was appointed as our chief financial officer and secretary on December 17, 2018. Prior to joining the Company, Mr. Scheiwe was the controller of Senstay, Inc. and provided financial and accounting consulting services to start-up companies from 2016 to 2018. From 2006 to 2016, Mr. Scheiwe was the vice president of finance and controller for GreatCall, Inc. Mr. Scheiwe’s experience in accounting, financial planning and analysis, business intelligence, cash management, and equity management has prepared and qualified him for the position of chief financial officer and secretary of the Company. Mr. Scheiwe has a Bachelor of Science degree in Business Management, with emphasis in Accounting, from the University of Colorado. Mr. Scheiwe also holds a CPA certificate.

Jeffrey C. Mason, Vice President of Operations. Mr. Mason served as the Director of Manufacturing of the Company from January 2021 to December 2021, and Vice President of Operations since December 2021. Prior to joining the Company, Mr. Mason was the plant manager at NEO Tech from March 2017 to January 2021 after being promoted from Director of Operations from December 2013 to March 2017. Mr. Mason has also worked for Sumitomo Electric Interconnect Products, Inc., Radio Design Labs, Inc., and Motorola Inc. during his career. Mr. Mason received his Master of Business Administration in International Business in 2015 and his Bachelor of Business Administration/Management in 2013 from North Central University. Mr. Mason is also Total Productive Maintenance (TPM) Instructor Certified by the Japan Institute of Plant Maintenance, Tokyo, Japan.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten (10) years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

The following table sets forth information concerning all forms of compensation earned by our named executive officers during Fiscal 2022 and Fiscal 2021 for services provided to the Company and its subsidiary.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Ronald F. Dutt, Chief Executive	2022	$275,000	$55,055	$138,702	$-	$-	$-	$468,757
Officer, President, and Chairman	2021	$242,288	$133,525	$234,681	$-	$-	$-	$610,494

Charles A. Scheiwe	2022	$205,200	$28,757	$72,450	$-	$-	$-	$306,407
Chief Financial Officer and Corporate Secretary	2021	$187,635	$77,055	$124,853	$-	$-	$-	$389,543

Jonathan Berry, Former Chief Operating Officer(3)	2022	$205,200	$-	$72,450	$-	$-	$-	$277,650
	2021	$188,077	$77,055	$124,853	$-	$-	$-	$389,985

(1)	Represent the fair value of the RSUs granted on grant date.
(2)	The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718 using the Black-Scholes valuation model with assumptions described in more detail in the notes to our audited financial statements included in the Annual Report on Form 10-K.
(3)	Mr. Berry separated from the Company on August 12, 2022.

Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

Equity Compensation Plan Information

In connection with the reverse acquisition of Flux Power, Inc. in 2012, we assumed the 2010 Stock Option Plan (the “ 2010 Plan”). As of June 30, 2022, the number of options outstanding to purchase common stock under the 2010 Plan was 21,944. No additional options to purchase common stock may be granted under the 2010 Plan.

On February 17, 2015, our shareholders approved our 2014 Equity Incentive Plan (“2014 Plan”), which was amended on July 23, 2018 and on November 5, 2020. The 2014 Plan authorizes the issuance of awards for up to 1,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. No options were granted during Fiscal 2021 and Fiscal 2022. We granted 250,786 and 153,177 restricted stock units under the 2014 Plan during Fiscal 2022 and 2021, respectively.

On April 29, 2021, at the Company’s annual stockholders meeting, the 2021 Equity Incentive Plan (the “2021 Plan”) was approved by our stockholders. The 2021 Plan authorizes the issuance of awards for up to 2,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. No awards were granted under the 2021 Plan during Fiscal 2021 and Fiscal 2022..

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As of June 30, 2022, we had 503,433 options outstanding and exercisable, under the 2014 Plan and the 2010 Plan. In addition, as of June 30, 2022, we had 304,221 RSUs outstanding under the 2014 Plan. There were no options outstanding under the 2021 Plan as of June 30, 2022.

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity compensation plan awards outstanding as of June 30, 2022 for the named executive officers below:

Option Awards (1)									Stock Awards
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald Dutt	3/15/2019	50,000	-	-	$13.60	3/15/2029	-	$-	-	$-
	7/25/2018	33,527	-	-	19.80	7/25/2028	-	$-	-	$-
	6/29/2018	50,000	-	-	14.40	6/29/2028	-	$-	-	$-
	10/26/2017	50,000	-	-	4.60	10/26/2027	-	$-	-	$-
	12/22/2015	19,000	-	-	5.00	12/22/2025	-	$-	-	$-
	7/30/2013	17,500	-	-	10.00	7/29/2023	-	$-	-	$-

	11/12/2020	-	-	-	-	11/11/2030	6,607	$58,670	6,607	$58,670
	11/12/2020	-	-	-	-	11/11/2030	6,607	$58,670	6,607	$58,670
	11/12/2020	-	-	-	-	11/11/2030	13,214	$117,340	13,214	$117,340
	10/29/2021					10/29/2031	12,061	69,350	12,061	69,350
	10/29/2021					10/29/2031	12,061	69,350	12,061	69,350
Charles Scheiwe	3/15/2019	30,000	-	-	13.60	3/15/2029	-	$-	-	$-

	11/12/2020	-	-	-	-	11/11/2030	3,515	$31,213	3,515	$31,213
	11/12/2020	-	-	-	-	11/11/2030	3,515	$31,213	3,515	$31,213
	11/12/2020	-	-	-	-	11/11/2030	7,030	$62,426	7,030	$62,426
	10/29/2021					10/29/2031	6,300	36,224	6,300	36,224
	10/29/2021					10/29/2031	6,300	36,224	6,300	36,224
Jonathan Berry(2)	3/15/2019	24,375	5,625	5,625	13.60	3/15/2029	-	$-	-	$-
	6/29/2018	45,500	-	-	14.40	6/29/2028	-	$-	-	$-
	10/26/2017	22,500	-	-	4.60	10/26/2027	-	$-	-	$-
	11/12/2020	-	-	-	-	11/11/2030	3,515	$31,213	3,515	$31,213
	11/12/2020	-	-	-	-	11/11/2030	3,515	$31,213	3,515	$31,213
	11/12/2020	-	-	-	-	11/11/2030	7,030	$62,426	7,030	$62,426
	10/29/2021					10/29/2031	6,300	36,224	6,300	36,224
	10/29/2021					10/29/2031	6,300	36,224	6,300	36,224

(1)	The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant. The fair value of each restricted stock unit is the fair value of the Company’s common stock on the grant date.
(2)	Mr. Berry separated from the Company on August 12, 2022.

Aggregated Option/Stock Appreciation Right (“SAR”) exercised and Fiscal year-end Option/SAR value table

Neither our executive officers nor the other individuals listed in the tables above, exercised options or SARs during Fiscal 2022.

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Long-term incentive plans

No long term incentive awards were granted by us in Fiscal 2022.

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of June 30, 2022:

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)	Weighted-average exercise price of outstanding options, and issuance price of RSUs (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders(1)	481,489	$11.08	170,725
Equity compensation plans approved by security holders(2)	-	-	2,000,000
Equity compensation plans not approved by security holders(3)	21,944	$10.00	-

Total	503,433	$11.03	2,170,725

(1)	211,800 incentive stock options (“ISO”) and 80,700 non-qualified stock options (“NQSO”) of our common stock were granted under the 2014 Plan during the year ended June 30, 2018. We granted 147,411 incentive stock options and 97,616 non-qualified stock options under the 2014 Plan during Fiscal 2019. We granted 15,324 incentive stock options and 3,948 non-qualified stock options under the 2014 Plan during Fiscal 2020. We granted 153,177 restricted stock units under the 2014 Plan during Fiscal 2021. We granted 250,786 restricted stock units under the 2014 Plan during Fiscal 2022. The 2014 Plan was approved February 17, 2015, and was amended on October 25, 2017.
(2)	Consists of 2,000,000 shares of common stock reserved for issuance under the 2021 Equity Incentive Plan which was approved by our shareholders on April 29, 2021.
(3)	Consists of 7,200 options granted under the 2010 Stock Option Plan (“2010 Option Plan”) and assumed by us in the reverse acquisition. An additional 30,700 non-qualified options were issued. At June 30, 2022, there was 21,944 options outstanding.

Employment Agreements with Executive Officers

On February 12, 2021, we entered into an Amended and Restated Employment Agreement with the Company’s president and chief executive officer, Ronald F. Dutt (the “Dutt Employment Agreement”), which amends and restates the Employment Agreement effective December 11, 2012, as amended (the “Prior Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Dutt Employment Agreement memorialized Mr. Dutt’s continued services as the president and chief executive officer of the Company and its wholly-owned subsidiary, Flux Power, Inc. (“Flux Power”), and the terms pursuant to which he would provide such services. Pursuant to the terms of the Dutt Employment Agreement, Mr. Dutt’s current annual base salary is $300,000 .

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On February 12, 2021, we entered into an Employment Agreement with the Company’s chief financial officer, treasurer and secretary, Charles A. Scheiwe (the “Scheiwe Employment Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Employment Agreement memorialized Mr. Scheiwe’s continued services as the chief financial officer and secretary of the Company, and as chief financial officer/treasurer and secretary of Flux Power. Pursuant to the terms of the Scheiwe Employment Agreement, Mr. Scheiwe’s current annual base salary is $205,200 .

Under their respective employment agreement, Messrs. Dutt, and Scheiwe, among other things, are (i) eligible for annual target cash bonus and awards of restricted stock units or other equity-based incentive compensation consistent with his position as determined by the Board of Directors (the “Board”) and the Compensation Committee; (ii) entitled to reimbursement for all reasonable business expenses incurred in performing services; and (iii) entitled to certain severance and change of control benefits contingent upon such employee’s agreement to a general release of claims in favor of the Company following termination of employment. Messrs. Dutt and Scheiwe are also eligible to participate in all customary employee benefit plans or programs generally made available to the senior executive officers. Messrs. Dutt and Scheiwe have each agreed to observe the terms of a standard confidentiality and non-compete agreement for a restricted period of two (2) years. Each of Messrs. Dutt and Scheiwe employment is “at-will” and may be terminated at any time for any reason.

Separation Agreement

On August 12, 2022, Jonathan Berry, the Company’s former Chief Operating Officer, separated from the Company and entered into an Employee Separation and Release dated August 24, 2022 (“Separation Agreement”). Under the Separation Agreement, the Company agreed to provide Mr. Berry with certain payments and benefits comprising of: (i) a separation payment of two hundred five thousand two hundred dollars, less required withholdings, (ii) twenty-eight thousand nine hundred seven and 52/100 dollars, less require holdings, to defray costs for COBRA coverage, and (iii) reimbursement for an amount equal to twelve months for life insurance continuation (collectively, the “Separation Benefits”). In exchange for the Separation Benefits, among other things as set forth in the Separation Agreement, Mr. Berry agreed to a release of claims and waivers in favor of the Company and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations.

Annual Bonus Plan

On November 5, 2020, the Board approved an annual cash bonus plan (the “Annual Bonus Plan”) which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Annual Bonus Plan was effective for Fiscal 2021 and is effective each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee establishes an aggregate amount of allocable Bonus under the Annual Bonus Plan and determines the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. The Participation Criteria for each Plan Year is based on the Company achieving certain performance targets based on annual revenue, gross margin, operating expense and new business development. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

Fiscal 2021

On November 5, 2020, the Board approved target cash bonuses under the Annual Bonus Plan for Fiscal 2021 (“2021 Bonus Grant”) to the following executive officers, which target bonus was calculated based on percentage of the executive’s current base salary:

Name	Position	Current Base Salary	Percentage of Salary	Target Cash Bonus
Ronald F. Dutt	Chief Executive Officer	$250,000	50%	$125,000
Charles Scheiwe	Chief Financial Officer	$190,000	35%	$66,500
Jonathan Berry	Former Chief Operating Officer	$190,000	35%	$66,500

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Under the 2021 Bonus Grant, the Company’s executives are eligible to receive cash incentive bonus payments based on the target cash bonus amount and on the achievement of financial targets and corporate objectives as follows:

Achievements	Minimum	Target	Maximum
Bonus payments based on Target Cash Bonus Amount	70%	100%	150%

On June 30, 2021, the Compensation Committee of the Company amended the performance goals for the 2021 plan year (from July 1, 2020 through June 30, 2021) (the “2021 Plan Year”), under the Annual Cash Bonus Plan, which was previously approved by the Compensation Committee on November 5, 2020. The performance goals for the 2021 Plan Year were amended to the Company achieving certain performance targets measured by annual revenue, gross margin and new business development. The Compensation Committee made the equitable adjustment to better align the objectives and activities of the Company’s executives and employees with the goals of the Company during a very challenging 2021 Plan Year.

On June 30, 2021, the Compensation Committee approved an addendum to the Performance Restricted Stock Unit Award under the 2014 Equity Incentive Plan approved by the Compensation Committee on November 5, 2020 to provide clarification for the calculation of vesting

Fiscal 2022

For the Company’s fiscal year ending on June 30, 2022, or Fiscal 2022, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s annual revenue, gross margin, EBITDAS (earnings before interest expense (excluding interest income), taxes, depreciation, amortization and stock compensation expense in accordance with U.S. GAAP), new strategic customers, demonstrated direct cost reduction and working capital and inventory turnover (the “Financial Targets”) and additional bonus amounts if the Company’s financial results exceeds certain thresholds of the Financial Targets.

On October 29, 2021, the Compensation Committee approved target cash bonuses under the Annual Cash Bonus Plan for Fiscal 2022 to the following executive officers, which target bonus was calculated based on percentage of the executive’s current base salary:

Name	Position	Current Base Salary	Percentage of Salary	Target Cash Bonus (“TCB”)	Maximum Payout(1)
Ronald F. Dutt	Chief Executive Officer	$275,000	50%	$137,500	$165,000
Charles Scheiwe	Chief Financial Officer	$205,200	35%	$71,820	$86,184
Jonathan Berry	Former Chief Operating Officer	$205,200	35%	$71,820	$86,184

(1)	There are no bonus caps for achieving above set revenue target and gross margin target. If actual results exceed 100% of revenue target and/or gross margin target, every 1% of revenue target and/or gross margin target would result in an increase in bonus equal to 0.2% of the TCB for such executive officers.

On October 31, 2022, the Compensation Committee and the Board approved the following cash bonuses to the following executive officers, whereby the final cash bonus payout was determined based on a payout percentage of the executive’s previous target cash bonus for fiscal year 2022:

Name	Position	Target Cash Bonus	Payout Percentage	Cash Bonus Payout
Ronald F. Dutt	Chief Executive Officer	$137,500	40%	$55,055
Charles Scheiwe	Chief Financial Officer	$71,820	40%	$28,757

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Fiscal 2023

For the Company’s fiscal year ending on June 30, 2023, or Fiscal 2023, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s annual revenue, Adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation), functional goals (the “Financial Targets”), in addition to individual performance objectives and additional bonus amounts if the Company’s financial results exceeds certain thresholds of the Financial Targets.

On October 31, 2022, the Compensation Committee approved the target cash bonuses under the Annual Cash Bonus Plan for Fiscal 2023 to the following executive officers, which target bonus was calculated based on percentage of the executive’s current base salary:

Name	Position	Current Base Salary		Percentage of Salary	Target Cash Bonus (“TCB”)	Maximum Payout(1)
Ronald F. Dutt	Chief Executive Officer	$300,000	(2)	75%	$225,000	$270,000
Charles Scheiwe	Chief Financial Officer	$205,200		35%	$71,820	$86,184
Jeffery C. Mason	Vice President of Operations	$206,000		30%	$61,800	$74,160

(1)	Subject to a bonus cap for achieving above set revenue target and a payout cap for achieving 10% positive Adjusted EBITDA.
(2)	To be effective during the second fiscal quarter of 2023.

Amendment to 2014 Equity Incentive Plan

On November 5, 2020, the Board approved an amendment to the 2014 Plan as amended to include the right to grant Restricted Stock Units (“RSUs”). All of the Company’s executive officers are eligible to participate in the 2014 Plan.

Restricted Stock Unit Grants

Fiscal 2021 Grants

On November 5, 2020, the Board approved the grant of RSUs under the 2014 Plan to certain employees of the Company. The RSUs are subject to the terms and conditions provided in (i) the form of Restricted Stock Unit Award Agreement which is time based (“Time Based Awards”), and (ii) the form of Performance Restricted Stock Unit Award Agreement which is performance based (“Performance Based Awards”). In addition, the Compensation Committee approved the grant of one-time retention based RSUs pursuant to the form of the Restricted Stock Unit Award Agreement (“Retention Awards”).

The following executive officers and key employees of the Company were granted RSUs under the 2014 Plan in the amounts and according to the vesting schedule indicated below:

Time Based Awards:

Name	Position	No. of RSUs	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	6,607	Three Years from Award’s grant date
Charles Scheiwe	Chief Financial Officer	3,515	Three Years from Award’s grant date
Jonathan Berry	Former Chief Operating Officer	3,515	Three Years from Award’s grant date

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Performance Based Awards:

Name	Position	No. of RSUs Maximum Grant	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	9,910	Vest in installments of up to one-third annually based on target performance goals
Charles Scheiwe	Chief Financial Officer	5,272	Vest in installments of up to one-third annually based on target performance goals
Jonathan Berry	Former Chief Operating Officer	5,272	Vest in installments of up to one-third annually based on target performance goals

Retention Awards:

Name	Position	No. of RSUs	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	13,214	Four Years from Award’s grant date
Charles Scheiwe	Chief Financial Officer	7,030	Four Years from Award’s grant date
Jonathan Berry	Former Chief Operating Officer	7,030	Four Years from Award’s grant date

Fiscal 2022 Grants

On October 29, 2021, the Compensation Committee approved the grant of Restricted Stock Units (“RSUs”) under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to certain employees of the Company or its subsidiary, Flux Power, Inc. The RSUs are subject to the terms and conditions provided in (i) the form of Restricted Stock Unit Award Agreement which is time based (“Time Based Awards”), and (ii) the form of Performance Restricted Stock Unit Award Agreement which is performance based (“Performance Based Awards”). The following executive officers of the Company were granted RSUs under the 2014 Plan in the amounts and according to the vesting schedule indicated below:

Time Based Awards:

Name	Position	No. of RSUs	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	12,061	Vest annually over 3 years with the first vest date on October 27, 2022
Charles Scheiwe	Chief Financial Officer	6,300	Vest annually over 3 years with the first vest date on October 27, 2022
Jonathan Berry	Former Chief Operating Officer	6,300	Vest annually over 3 years with the first vest date on October 27, 2022

Performance Based Awards:

Name	Position	No. of RSUs Maximum Grant	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	18,092	Three years from grant upon meeting performance target*
Charles Scheiwe	Chief Financial Officer	9,450	Three years from grant upon meeting performance target *
Jonathan Berry	Former Chief Operating Officer	9,450	Three years from grant upon meeting performance target *

* The performance target for the RSU is based on EBITDAS (earnings before interest expense (excluding interest income), taxes, depreciation, amortization and stock compensation expense in accordance with U.S. GAAP) for the second half of the Company’s fiscal year ending June 30, 2022.

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Fiscal 2023 Grants

On October 31, 2022 (the “Grant Date”), the Compensation Committee approved the grant of Incentive Stock Options (the “Options”) under the Company’s 2014 Plan and 2021 Plan to certain employees of the Company or its subsidiary, Flux Power, Inc. The Options are subject to the terms and conditions provided in the form of Incentive Stock Option Agreement under the 2014 Plan (the “2014 Option Agreement”) or the form of Incentive Stock Option Agreement under the 2021 Plan (the “2021 Option Agreement”). The Options have an exercise price of $3.43, which is the based on the Company’s 10-day volume weighted average price on the Grant Date, and will expire ten (10) years from the Grant Date.

The following executive officers of the Company were granted Options under the Company’s Incentive Stock Option Plans in the amounts and according to the vesting schedule indicated below:

Stock Option Awards:

Name	Position	No. of Options(1)	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	80,175	Vest annually over 4 years with the first vest date on October 31, 2023
Charles Scheiwe	Chief Financial Officer	41,878	Vest annually over 4 years with the first vest date on October 31, 2023
Jeffrey C. Mason	Vice President of Operations	34,986	Vest annually over 4 years with the first vest date on October 31, 2023

(1)	Subject to ISO limitation in the 2021 Plan

Incentive Plans

Management, the Compensation Committee and the Board will continue to explore and evaluate different long-term and short-term incentives to help attract, retain and motivate our employees to align their interest to our business and financial success through the use of equity award and cash bonuses.

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BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of March 6, 2023, we had a total of 16,029,478 shares of common stock issued and outstanding.

The following table sets forth, as of March 6, 2023, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of more than five percent (5%) of our outstanding common stock. Unless otherwise indicated, the business address of each of our directors, executive officers and beneficial owners of more than five percent (5%) of our outstanding common stock is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		% of Ownership
Officers and Directors
Michael Johnson, Director	4,422,163	(2)	27.5%
Ronald Dutt, Chief Executive Officer, President, and Director	250,408	(3)	1.5%
Charles A Scheiwe, Chief Financial Officer and Secretary	40,118	(4)	*
Jeffrey C. Mason, Vice President of Operations	1,376		*
Lisa Walters-Hoffert, Director	24,793	(5)	*
Dale Robinette, Director	24,793	(6)	*
Cheemin-Bo-Linn, Director	22,618	(7)	*
All Officers and Directors as a group (7 people)	4,786,269		29.2%

5% Stockholders
Cleveland Capital Management L.L.C. 1250 Linda Street, Suite 304 Rocky River, OH 44116	945,214	(8)	5.9%

* Represents less than 1% of shares outstanding.

(1)	All addresses above are 2685 S. Melrose Drive, Vista, California 92081, unless otherwise stated.
(2)	Includes 4,389,896 shares of common stock held by Esenjay Investments, LLC, of which Mr. Johnson is the sole director and beneficial owner, and (ii) 32,267 shares of common stock issuable to Mr. Johnson upon exercise of stock options and settlement of vesting RSUs.
(3)	Includes 30,380 shares of common stock and 220,028 shares of common stock issuable upon exercise of stock options and settlement of vesting RSUs.
(4)	Includes 10,118 shares of common stock and 30,000 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(5)	Includes 1,526 shares of common stock and 24,793 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(6)	Includes 1,526 shares of common stock and 24,793 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(7)	Includes 3,147 shares of common stock and 19,471 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(8)	Based on Amendment No. 6 to Schedule 13G jointly filed by Cleveland Capital, L.P., Wade Massad, John Shiry, Rocky River Specific Opportunities Fund LLC and Cleveland Capital Management, L.L.C. with the SEC on February 13, 2023 reporting information as of December 31, 2022. Each of Cleveland Capital Management, L.L.C, Messrs. Massad and Shiry holds shared voting and dispositive power with respect to 945,214 shares of common stock. Excludes (i) 18,200 shares of common stock individually held by Mr. Massad and (ii) 50,000 shares of common stock individually held by Mr. Shiry. All the common stock reported in this filing are held by certain private funds managed by Cleveland Capital Management, L.L.C., or by its principals.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the year ended June 30, 2022, were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of certain relationships and transactions, including transactions since July 1, 2020 to March 1, 2023  and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than compensation and other arrangements that are described under the section titled “Executive Compensation.”

Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

Subordinated Line of Credit Facility

On May 11, 2022, the Company entered into a Credit Facility Agreement (the “Subordinated LOC”) with Cleveland Capital, L.P., a Delaware limited partnership (“Cleveland”), Herndon Plant Oakley, Ltd., (“HPO”), and other lenders (together with Cleveland and HPO, the “Lenders”). The Subordinated LOC provides the Company with a short-term line of credit not less than $3,000,000 and not more than $5,000,000, the proceeds of which shall be used by the Company for working capital purposes. In connection with the Subordinated LOC, the Company issued a separate subordinated unsecured promissory note in favor of each respective Lender (each promissory note, a “Note”) for each Lender’s commitment amount (each such commitment amount, a “Commitment Amount”). As of December 31, 2022, the Lenders committed to an aggregate commitment of $4,000,000.

Pursuant to the terms of the Subordinated LOC, each Lender severally agrees to make loans (each such loan, an “Advance”) up to such Lender’s Commitment Amount to the Company from time to time, until December 31, 2022 (the “Due Date”). The Company may, from time to time, prior to the Due Date, draw down, repay, and re-borrow on the Note, by giving notice to the Lenders of the amount to be requested to be drawn down.

Each Note bears an interest rate of 15.0% per annum on each Advance from and after the date of disbursement of such Advance and is payable on (i) the Due Date in cash or shares of common stock of the Company (the “Common Stock”) at the sole election of the Company, unless such Due Date extended pursuant to the Note, or (ii) on occurrence of an event of Default (as defined in the Note). The Due Date may be extended (i) at the sole election of the Company for one (1) additional year period from the Due Date upon the payment of a commitment fee equal to two percent (2%) of the Commitment Amount to the Lender within thirty (30) days prior to the original Due Date, or (ii) by the Lender in writing. In addition, each Lender signed a Subordination Agreement by and between the Lenders and SVB dated as of May 11, 2022 (the “Subordination Agreement”) for the purposes of subordinating the right to payment under the Note to SVB’s indebtedness by the Company now outstanding or hereinafter incurred. On December 15, 2022, the Board of Directors of the Company elected to extend the Due Date to December 31, 2023 and the Company paid the Lenders an extension fee in the aggregate amount of $80,000.

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The Subordinated LOC includes customary representations, warranties and covenants by the Company and the Lenders. The Company has also agreed to pay the legal fees of Cleveland’s counsel in an amount up to $10,000. In addition, each Note also provides that, upon the occurrence of a Default, at the option of the Lender, the entire outstanding principal balance, all accrued but unpaid interest and/or Late Charges (as defined in the Note) at once will become due and payable upon written notice to the Company by the Lender.

In connection with entry into the Subordinated LOC, the Company paid to each Lender a one-time committee fee in cash equal to 3.5% of such Lender’s Commitment Amount. In addition, in consideration of the Lenders’ commitment to provide the Advances to the Company, the Company issued the Lenders five-year warrants to purchase an aggregate of 128,000 shares of common stock at an exercise price of $2.53 per share that are, subject to certain ownership limitations, exercisable immediately (the “Warrants”) (the number of warrants issued to each Lender is equal to the product of (i) 160,000 shares of common stock multiplied by (ii) the ratio represented by each Lender’s Commitment Amount divided by the $5,000,000).

Pursuant to a selling agreement, dated as of May 11, 2022, the Company retained HPO as its placement agent in connection with the Subordinated LOC. As compensation for services rendered in conjunction with the Subordinated LOC, the Company paid HPO a finder fee equal to 3% of the Commitment Amount from each such Lender placed by HPO in cash.

2020 Private Placement

From April 2020 to July 2020, pursuant to private placement offerings, we sold and issued an aggregate of 1,141,250 shares of common stock, at $4.00 per share, for an aggregate purchase price of $4,565,000 in cash to twenty-seven (27) accredited investors. Esenjay, our major stockholder and an entity controlled by our director, Mr. Johnson, participated in the offering in the amount of $300,000. In addition, Mr. Cosentino, a former director, also participated in the offering in the amount of $250,000.

Esenjay Loan

On March 9, 2020, the Company and Esenjay Investments, LLC (“Esenjay”) entered into a certain convertible promissory note (“Original Esenjay Note”) pursuant to which Esenjay provided the Company with a loan in the principal amount of $750,000 (the “Esenjay Loan”). On June 2, 2020, the Original Esenjay Note was amended and restated to (i) extend the maturity date from June 30, 2020 to September 30, 2020, and (ii) to increase the principal amount outstanding under the Original Esenjay Note to $1,400,000 (the “Esenjay Note”).

Between June 26, 2020 and July 22, 2020, Esenjay assigned a total of $900,000 of the Esenjay Note to three (3) accredited investors and the $900,000 note balance was converted into shares of common stock at $4.00 per share, which was the cash price per share, and resulted in the issuance of 225,000 shares of common stock.

On August 31, 2020, the Company entered into the Third Amended and Restated Credit Facility Agreement and pursuant to which the Company further amended the Esenjay Note to, among other items, transfer all remaining principal and accrued interest outstanding of approximately $564,000 into the amended Credit Facility Agreement. (See “Credit Facility” below).

Credit Facility

On March 22, 2018, we entered into a credit facility agreement with Esenjay with a maximum borrowing amount of $5,000,000 (the “Original Agreement”). The Original Agreement was amended multiple times to allow for, among other things, an increase in the maximum principal amount available under line of credit (“LOC”) to $12,000,000, the inclusion of additional lenders and extension of the maturity date to September 30, 2021.

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In August 2020, we paid down an aggregate principal amount of approximately $1,402,000 of the outstanding balance under the LOC. On August 31, 2020, we entered into the Third Amended and Restated Credit Facility Agreement (“Third Amended and Restated Facility Agreement”) pursuant to which we (i) extended the maturity date to September 30, 2021, and (ii) allowed for the transfer of outstanding obligations under the Esenjay Note of approximately $564,000 into the LOC as noted above. In November 2020, lenders holding an aggregate of approximately $2,161,000 in principal and accrued interest elected to convert their notes into 540,347 shares of common stock at a price of $4.00 per share. In January and March 2021, the lenders holding an aggregate of approximately $2,632,000 in principal and accrued interest elected to convert their notes into 658,103 shares of common stock at a price of $4.00 per share of which approximately $1,045,000 was held by Esenjay and converted to 261,133 shares of common stock.

On June 10, 2021, we repaid all obligations in full and without additional fees or termination penalties, and the Third Amended and Restated Credit Facility Agreement and the related Second Amended and Restated Security Agreement were terminated.

Cleveland Loan

On July 3, 2019, we entered into a loan agreement with Cleveland, pursuant to which Cleveland agreed to loan the Company $1,000,000 (the “Cleveland Loan”) and issued Cleveland an unsecured short-term promissory note in the amount of $1,000,000 (the “Unsecured Promissory Note”). The Unsecured Promissory Note had an interest rate of 15.0% per annum and was originally due on September 1, 2019, unless repaid earlier from a percentage of proceeds from certain identified accounts receivable. In connection with the Cleveland Loan, we issued Cleveland a three-year warrant (the “Cleveland Warrant”) to purchase the Company’s common stock in a number equal to 0.5% of the number of shares of common stock outstanding after giving effect to the shares of common stock sold in a contemplated public offering and with an exercise price equal to the per share price of the common stock sold in the public offering.

On September 1, 2019, we entered into the First Amendment to the Unsecured Promissory Note pursuant to which the maturity date was extended to December 1, 2019 (the “First Amendment”) and the Cleveland Warrant terms were amended (the “Amended Warrant”). The Amended Warrant increased the warrant coverage from 0.5% to 1% of the number of shares of common stock outstanding after giving effect to the shares of common stock sold in the next private or public offering and with an exercise price equal to the per share price of common stock sold in such private or public offering, as the case may be.

On July 9, 2020, we made a payment to Cleveland in the amount of $200,000 as a partial payment of the Cleveland Loan. On July 27, 2020, in connection with the outstanding loan from Cleveland to us in the principal amount of $957,000, we entered into the Eighth Amendment to the Unsecured Promissory Note which extended the maturity date from July 31, 2020 to August 31, 2020, and capitalized all accrued and unpaid interest as of July 27, 2020 to the principal amount. On August 19, 2020, we paid Cleveland the entire remaining principal balance due under the Cleveland Loan, together with all accrued interest payable as of August 19, 2020, in an aggregate amount of approximately $978,000.

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

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STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Stockholder Nominations of Directors

Stockholders may propose candidates for board membership by providing timely written notice to Flux Power Holdings, Inc., c/o Charles A. Scheiwe, Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty days (120) days and not more than one hundred fifty days (150) days before the anniversary of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed. Accordingly, with respect to our 2024 Annual Meeting, written notice shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation as early as October 11, 2023, but no later than November 10, 2023, unless changed by more than thirty (30) days from March 9, 2024, which is the anticipated day of the anniversary of the mailing of the Corporation’s definitive proxy statement for the 2023 Annual Meeting.

Such stockholder’s notice should provide (a) as to each person whom such stockholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to Section 16 of Article III of our Amended and Restated Bylaws, which can be found at: https://www.sec.gov/Archives/edgar/data/1083743/000121478212000041/ex3-1.htm.

In addition, the Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Corporation.

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

A stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2024 Annual Meeting of Stockholders, must deliver a written copy of their proposal not less than sixty (60) calendar days nor more than ninety (90) calendar days before the anniversary date of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting. If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s meeting, then the notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or publicly disclosed. Proposals must also comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, and the Amended and Restated Bylaws of the Corporation in order to be included in our proxy materials. Accordingly, with respect to our 2024 Annual Meeting, a written copy of a stockholder proposal shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation as early as December 10, 2023, but no later than January 9, 2024, unless changed by more than thirty (30) days from April 20, 2024.

Rule 14a-8

Pursuant to our Amended and Restated Bylaws, the submission of stockholder nominations and stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Corporation’s proxy statement was mailed to stockholders in connection with the 2023 Annual Meeting. However, if the date of the 2024 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.

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In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Corporation strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Corporation will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Flux Power Holdings, Inc., c/o Charles A. Scheiwe, Secretary, 2685 S. Melrose Drive, Vista, California 92081. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

ADDITIONAL INFORMATION

Annual Report

Any person who was a beneficial owner of our common stock on the record date for the Annual Meeting may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such record date. Requests should be directed to Flux Power Holdings, Inc., Attention: Charles Scheiwe, Secretary, 2685 S. Melrose Drive, Vista, California 92081.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Issuer Direct Corporation, or you are in possession of stock certificates): Please deliver written request to Corporate Secretary, at investor@fluxpower.com, or mail to written requests to Flux Power Holdings, Inc., Attention: Charles Scheiwe, Secretary, 2685 S. Melrose Drive, Vista, California 92081.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Issuer Direct Corporation, our transfer agent, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

Delivery of Notice and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Mr. Scheiwe, or Secretary, orally by telephone (877) 505-3589, by email at investor@fluxpower.com or in writing to Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

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Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

	By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
March 7, 2023		Executive Chairman, Chief Executive Officer and President

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APPENDIX A

FLUX POWER HOLDINGS, INC.

2023 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. This Flux Power Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee”  means a committee of one or more members of the Board to whom authority has been delegated by the Board; provided that in the absence of the appointment of members of the Board to the Committee, the Board will be the Committee.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means Flux Power Holdings, Inc., a Nevada corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date upon receiving stockholder approval at the Company’s annual meeting in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least 90 days and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six (6) months beginning each April 1st and October 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion, including, but not limited, to Flux Power, Inc., a California corporation.

“Plan” means this Flux Power Holdings, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3. Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee will have, in connection with the administration of the Plan, the powers of the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references to the Committee in this Plan and in any applicable documents related to an Offering will thereafter be to the subcommittee, as applicable, except where context dictates otherwise), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time. In addition, subject to the terms of the Plan and applicable law, the Committee may delegate ministerial duties associated with the administration of the Plan to such of the Company’s officer, employees or agents as the Committee may determine. The Committee retains the authority to concurrently administer the Plan with any designated subcommittee. The Committee will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons. All expenses of administering the Plan shall be borne by the Company.

4. Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about April 1 and October 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6. Participation.

6.1 Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 15% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2 Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3 Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7. Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 1,500 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

8. Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9. Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10. Withdrawal.

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11. Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty (30) days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan or any amounts returned to or for the benefit of a Participant.

13. Shares Reserved for Plan.

13.1 Number of Shares. A total of 350,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2 Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17. Designation of Beneficiary. The Company may, but is not obligated to, permit a Participant to submit a form designating a Beneficiary who will receive any shares of Common Stock and/or contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of Beneficiary. Any such designation and/or change must be on a form or forms approved by the Company. In the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or contributions without interest (unless the payment of interest is otherwise required by applicable law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

18. Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13. The Committee will make these adjustments, and its determination will be final, binding and conclusive.

18.2 Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19. General Provisions.

19.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2 No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. However, except as provided in Section 18 relating to adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by applicable law) as soon as administratively practicable.

19.10 Applicable Law. The laws of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12 Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13 Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

FLUX POWER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2023 ANNUAL MEETING OF STOCKHOLDERS – APRIL 20, 2023 AT 10:00 AM PACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Flux Power Holdings, Inc. (the "Company"), does hereby appoint and authorize Ronald F. Dutt and Charles A. Scheiwe, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on March 6, 2023, with all of the powers that the undersigned would possess if personally present, at the virtual 2023 Annual Meeting of Stockholders of the Company on April 20, 2023, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Mr. Dutt and Mr. Scheiwe, or any of them, are authorized to vote upon such other business that is properly brought before the 2023 Annual Meeting of Stockholders.

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" all director nominees, "FOR" Proposal 2 and "FOR" Proposal 3 and in the discretion of the proxy holders on any other matters that are properly brought before the 2023 Annual Meeting of Stockholders.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/FLUX
PHONE:	1-866-752-VOTE(8683)

↓ **Please ensure you fold then detach and retain this portion of this Proxy** ↓

The Notice and Proxy Statement and Annual Report on Form 10-K are available on https://www.iproxydirect.com/FLUX

4895-9471-1889.1

2023 ANNUAL MEETING OF THE STOCKHOLDERS OF FLUX POWER HOLDINGS, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote "**FOR**" all director nominees,"**FOR**" Proposal 2 and "**FOR**" Proposal 3.

Proposal 1	→	**FOR**	**WITHHOLD**	
Election of Directors:				
Ronald F. Dutt		☐	☐	
Michael Johnson		☐	☐	**CONTROL ID:**
Lisa Walters-Hoffert		☐	☐	**REQUEST ID:**
Dale Robinette		☐	☐	
Cheemin Bo-Linn		☐	☐	

Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**
To adopt the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan		☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2023

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)

4895-9471-1889.1